QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.17

THIRD AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT,
TERM LOAN AND SECURITY AGREEMENTS, AND RELATED DOCUMENTS

        This Third Amendment to Revolving Credit and Security Agreement, Term Loan and Security Agreements, and Related Documents ("Agreement") is executed by ALLIED MOTION TECHNOLOGIES, INC. ("Allied Motion"), MOTOR PRODUCTS CORPORATION ("Motor Products"), ALLIED MOTION CONTROL CORPORATION ("Allied Motion Control"), EMOTEQ CORPORATION ("Emoteq"), COMPUTER OPTICAL PRODUCTS, INC. ("Computer Optical"), AMOT I, INC. ("AMOT I"), AMOT II, INC. ("AMOT II"), AMOT III, INC. ("AMOT III"), STATURE ELECTRIC, INC. f/k/a AMOT, Inc. ("New Stature"), AHAB INVESTMENT COMPANY ("Ahab"), PNC BANK, NATIONAL ASSOCIATION ("Agent") as agent for itself, Silicon Valley Bank, and any other lenders under the Revolving Credit Agreement (collectively "Lenders"), PNC BANK, NATIONAL ASSOCIATION ("PNC"), and SILICON VALLEY BANK ("SVB") for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, as of July 11, 2005. Hereinafter, Allied Motion, Motor Products, Allied Motion Control, Emoteq, Computer Optical, AMOT I, AMOT II, AMOT III, New Stature, and Ahab may be referred to individually as a "Borrower" and collectively as the "Borrowers".

Recitals

        A.    Borrowers executed and delivered to Agent and Lenders a Revolving Credit and Security Agreement and other loan documents on and after May 7, 2004. Hereinafter, the Revolving Credit and Security Agreement and any amendments, modifications, replacements or substitutions thereto may be referred to collectively as the "Revolving Credit Loan Agreement" and the Revolving Credit Loan Agreement, any related loan documents, and any amendments, modifications, replacements or substitutions to any of the foregoing may be referred to collectively as the "Revolving Credit Loan Documents".

        B.    Borrowers executed and delivered to PNC a Term Loan and Security Agreement and other loan documents on and after May 7, 2004. Hereinafter, the Term Loan and Security Agreement and any amendments, modifications, replacements or substitutions thereto may be referred to collectively as the "PNC Term Loan Agreement" and the PNC Term Loan Agreement, any related loan documents, and any amendments, modifications, replacements or substitutions to any of the foregoing may be referred to collectively as the "PNC Term Loan Documents.

        C.    Borrower executed and delivered to SVB a Term Loan and Security Agreement and other loan documents on and after May 7, 2004. Hereinafter, the Term Loan and Security Agreement and any amendments, modifications, replacements or substitutions thereto may be referred to collectively as the "SVB Term Loan Agreement" and the SVB Term Loan Agreement, any related loan documents, and any amendments, modifications, replacements or substitutions to any of the foregoing may be referred to collectively as the "SVB Term Loan Documents".

        D.    Borrowers wish to modify the Revolving Credit Loan Documents, PNC Term Loan Documents, and SVB Term Loan Documents (collectively "Loan Documents") as set forth in this Agreement.

        E.    Agent, Lenders, PNC and SVB are unwilling to modify the Loan Documents unless Borrowers execute and agree to abide by the terms and conditions set forth in this Agreement.

Agreements

        1.     Borrowers hereby acknowledge the validity and enforceability of the Loan Documents and reaffirm the truth and accuracy of all of the representations, warranties and other statements contained in the Loan Documents as of the date of this Agreement.

        2.     The outstanding principal balance on Borrowers' obligations to Lenders under the Revolving Credit Loan Documents amounted to approximately $5,166,609.47 as of June 20, 2005 and interest, fees, and expenses are accruing thereon as set forth in the Revolving Credit Loan Documents.

        3.     The outstanding principal balance on Borrowers' obligations to PNC under the PNC Loan Documents amounted to approximately $4,228,320.00 as of June 20, 2005 and interest, fees, and expenses are accruing thereon as set forth in the Loan Documents.

        4.     The outstanding principal balance on Borrowers' obligations to SVB under the SVB Loan Documents amounted to approximately $2,076,388.86 as of June 20, 2005 and interest, fees, and expenses are accruing thereon as set forth in the Loan Documents.

        5.     All references to "Borrower" and "Borrowers" in the Loan Documents shall be references to "Borrower" and "Borrowers," as such terms are defined in this Agreement.

        6.     Section 2.1(a)(y)(ii)(B) of the Revolving Credit Loan Agreement shall be amended to read:

  (B) $3,000,000.00 in the aggregate at any one time, minus

        7.     Section 7.6 of the Revolving Credit Loan Agreement and the PNC Term Loan Agreement shall be amended to read:

  7.6 Capital Expenditures. Contract for, purchase or make any expenditure or commitments for fixed or capital assets (including capitalized leases) in any fiscal year in an aggregate amount for all Borrowers in excess of $4,000,000.00.

        8.     The first sentence of Section 3.4(a) of the Revolving Credit Loan Agreement shall be amended to read:

  Borrowers shall pay Agent a collateral evaluation fee equal to $2,000.00 per month commencing on the first day of the month commencing August 1, 2005 and on the first day of each month thereafter during the Term.

        9.     Notwithstanding anything to the contrary contained in the Loan Documents, Agent, Lenders, PNC and SVB hereby acknowledge and agree that:

          (a)   A portion of Borrowers' tool and die equipment (possessing a net book value of $500,000.00 or less in the aggregate may be located at the business premises of Borrowers' subcontractors at any time; and

          (b)   A portion of Borrowers' manufacturing equipment (not consisting of tool and die equipment) possessing a net book value of $1,300,000.00 or less in the aggregate may be located at the business premises of Borrowers' subcontractors in the Peoples' Republic of China at any time.

        10.   Notwithstanding anything to the contrary contained in the Loan Documents, Agent, Lenders, PNC and SVB hereby acknowledge and agree that any pledge of or security interest in Borrowers' rights, title and interests in Allied Motion Technologies, B.V.'s stock belonging to them shall be limited to sixty-five percent (65%) of the such outstanding stock at any time.

        11.   Borrowers hereby release, waive and forever discharge Agent, Lenders, PNC, SVB and their shareholders, directors, officers, employees, and agents from all known and unknown, absolute and contingent, claims, defenses, setoffs, counterclaims, causes of action, actions, suits or other legal proceedings of any kind existing or accrued as of the date of this Agreement.

        12.   Borrowers shall be, jointly and severally, liable for the payment and performance of all of their present and future obligations under the Loan Documents and all of such obligations shall be secured by all of the collateral described in the Loan Documents.

        13.   Borrowers, jointly and severally, hereby represent and warrant to and covenant with Lenders, PNC and SVB that Lender's, PNC's and SVB's liens, security interests, encumbrances and claims against the collateral described in the Loan Documents shall continue to be prior and superior to any other liens, security interests, encumbrances or claims of any kind except for those specifically provided otherwise in the Loan Documents. Borrowers, jointly and severally, represent and warrant to Lenders, PNC and SVB that no event of default exists under the Loan Documents as of the date of this Agreement and no material adverse changes have occurred in Borrowers' financial condition since the date of the last financial statements provided to Agent.

        14.   The Loan Documents shall remain in full force and effect except as amended by this Agreement and any additional Loan Documents.

        15.   Borrowers, jointly and severally, shall pay Lenders, PNC and SVB a $20,000.00 loan modification fee simultaneously with the execution and delivery of this Agreement. In addition, Borrowers, jointly and severally, shall pay all of Agent's, Lenders', PNC's and SVB's attorneys' fees and other expenses incurred in connection with the negotiation, drafting, execution, filing and recording of this Agreement and any related Loan Documents. The amounts described in this paragraph shall be in addition to, and not in lieu of, the interest, fees and other charges owing under the Loan Documents.

        16.   Borrowers shall take any additional actions and execute and deliver to Lender any additional documents reasonably requested by Lender to carry out the intent and purposes of this Agreement and any related Loan Documents.

        17.   This Agreement and any related documents shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto.

        18.   This Agreement shall be governed by the laws of the State of Colorado.

        19.   The parties hereto consent to the jurisdiction and venue of any Court located in the City and County of Denver, State of Colorado, in the event of any litigation pertaining to this Agreement or any related Loan Document or the enforcement of any liability, obligation, right or remedy described therein.

        20.   This Agreement may be executed in counterparts and shall be effective when at least one (1) counterpart has been executed by each party hereto.

        21.   This Agreement and the various documents described herein represent the complete and integrated understanding between the parties pertaining to the subject matter hereof. All prior and contemporaneous understandings and agreements, written or oral, express or implied, shall be of no further force and effect to the extent inconsistent herewith.

        22.   THE PARTIES HERETO WAIVE THEIR RESPECTIVE RIGHTS TO DEMAND A JURY TRIAL IN THE EVENT OF ANY LITIGATION PERTAINING TO THIS AGREEMENT, ANY RELATED LOAN DOCUMENTS, OR THE ENFORCEMENT OF ANY LIABILITY, OBLIGATION, RIGHT OR REMEDY DESCRIBED THEREIN.

ALLIED MOTION TECHNOLOGIES INC.
By:
Name:	Richard D. Smith
Title:	Chief Executive Officer

MOTOR PRODUCTS CORPORATION
By:
Name:	Richard D. Smith
Title:	Vice President
ALLIED MOTION CONTROL CORPORATION
By:
Name:	Richard D. Smith
Title:	President
EMOTEQ CORPORATION
By:
Name:	Richard D. Smith
Title:	President
COMPUTER OPTICAL PRODUCTS, INC.
By:
Name:	Richard D. Smith
Title:	President
AMOT I, INC.
By:
Name:	Richard D. Smith
Title:	President
AMOT II, INC.
By:
Name:	Richard D. Smith
Title:	President
AMOT III, INC.
By:
Name:	Richard D. Smith
Title:	President

STATURE ELECTRIC, INC. f/k/a AMOT, Inc.
By:
Name:	Richard D. Smith
Title:	President
AHAB INVESTMENT COMPANY
By:
Name:	Richard D. Smith
Title:	President
PNC BANK, NATIONAL ASSOCIATION, AS AGENT FOR ITSELF, SILICON VALLEY BANK AND ANY OTHER LENDERS UNDER THE REVOLVING CREDIT LOAN AGREEMENT
By:
Name:
Title:
PNC BANK, NATIONAL ASSOCIATION
By:
Name:
Title:
SILICON VALLEY BANK
By:
Name:
Title:

QuickLinks

THIRD AMENDMENT TO REVOLVING CREDIT AND SECURITY AGREEMENT, TERM LOAN AND SECURITY AGREEMENTS, AND RELATED DOCUMENTS